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Exhibit 99.1

StorageTek—2003

Success Through Growth

Forward Looking Statements

        Certain statements, projections and forecasts contained herein regarding StorageTek's future performance and financial results, future products, and business plans constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," and "believes." There are a number of risks and uncertainties that could cause StorageTek's actual results to differ materially.

        Some of these risks and uncertainties include StorageTek's ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on our gross margins; our ability to continue to increase productivity; customer acceptance of new technologies and standards; competitive pricing pressures; rapid technological changes in the markets in which we compete; our ability to attract and retain highly skilled employees; our ability to protect and develop intellectual property rights to manufacture existing and new products and deliver new and existing services without infringing upon the rights of others; our reliance on certain sole source suppliers; potential delivery delays from sub-contractors and increased lead time in ordering parts and components for our products that could result in reducing our control over delivery schedules and affect our ability to fulfill customer orders in a timely manner; general economic conditions in the United States and globally; and other risks described in StorageTek's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC's website.

Agenda

Pat Martin	Poised for Revenue Growth
Tom Major	Online Market Opportunity
Gary Francis	Nearline Market Opportunity
Angel Garcia	Expanding our Services Offerings
Bobby Kocol	Financial Strength for the Future
Q&A	StorageTek Executive Management Team

External Environment

Economic and IT Environment

  •
  The economy and the IT market have not recovered as predicted - predictions for growth now in 2004, no recovery is foreseen in 2003

  •
  While the US economy is showing signs of life, major international markets have deep and continuing problems and remain in downturns

  —
  Germany

  —
  Japan

  —
  Latin America

  •
  The IT Industry has been in a deep recession for two years and is not expected to recover until 2004

Storage Industry Growth Trend

The State of the Storage Industry

Customers bought more capacity than needed from 1998 through 2000, the "bubble" burst

  •
  Overcapacity in the storage industry

  •
  Pricing pressures—40% year-over-year

  •
  Industry players are losing money

  •
  Downsizing and layoffs

  •
  Consolidation of investments taking place

  —
  IBM/Hitachi

  —
  IBM/PWC

  —
  SUN/Pirus

  —
  EMC/Dell partnership

  —
  Brocade/Rhapsody

  —
  HP/Compaq

2002 Stock Value for Storage Stocks
12 Month Share Price Performance
Trailing 12 Months

As of 11/14/02

        Source: Bloomberg

Year-to-Date Financial Results
(In millions, except earnings per share)

	9M02	9M01	% Chg
Product revenue	$889	$975
Service revenue	$560	$504
Total revenue	$1,449	$1,479	(2)%
Gross margin	44%	43%	1%
R&D expense	$162	$186
SG&A expense	$413	$414
Operating income	$66.1	$39.2	69%
Net income	$49	$27.2	80%
Earnings per share	$0.46	$0.26	77%

12 Month Revenue Performance
Trailing 12 Months*

*As Reported

12 Month Earnings Growth
Trailing 12 Months*

*As Reported

StorageTek outperformed its competitors in earnings growth and shareholder value.

Source: Bloomberg

Return on Assets*

*As Reported. Not yet reported latest quarter: ADIC, BRCD, HPQ

StorageTek—Liquidity

Overall StorageTek Performance

  •
  Nine quarters of earnings growth, year-over-year

  •
  Increased operating cash flow

  •
  Over 25 new products released over last two years
  Over 20 enhanced products released over last two years

  •
  Expanded geographic market coverage

  •
  Growth applications markets:

  —
  E-mail, broadcast, video surveillance and healthcare

  •
  Increased storage networking penetration:

  —
  Approx. 3,000 SANs installed

  •
  Positioned to invest and grow

Investments in Technology—Last 2 Years

New Product Offerings				Enhanced Products
Tape/Automation		Disk		Tape/Automation		Disk
•	L20/40/80	•	SVA 960	•	ACSLS 6.0	•	SVA9500
•	L700	•	D173	•	NCS 4.1	•	SANtricity
•	TCP/IP	•	D178	•	Library Mgr 1.2.2	•	SANshare
•	DLT1	•	D280	•	9741E
•	T9840B	•	SVA-V2X	•	UNISYS CSC
•	SDLT 220	•	9176	•	ExHPDM 2.0	Storage Networking
•	LTO	•	Bladestore™	•	ExLM 5.0	•	SN6000
•	L5500			•	SnapVantage		Tape mirroring
•	T9940A	Storage Networking		•	Library Mgr 2.0
•	T9940B	•	StorageNet 3400	•	ACSLS 6.1
•	SDLT320	•	Brocade 6400	•	VTCS 5.0
•	VSM3	•	Brocade Silkworm 3800,	•	NCS 5.0
			12000, 3200, 3900	•	VM HSC 5.0
				•	ExPR 4.1
				•	LTO Fibre
				•	L700e
				•	VSMe

Global Services—9 Months 2002

  •
  Double digit revenue growth—11%

  •
  Margin improvement 4%

  •
  Major alliances: EDS, Cap Gemini

  •
  Improved capabilities: Storability; Disaster Recovery; Integrated Solutions; remote tools; SANs

  •
  Expanded services geographic breath and depth

  •
  Integration of global capacity and capabilities

Unleashed Trapped Profitability

  •
  Improve execution

  •
  Enhance manufacturing process

  •
  Enhance development process

  •
  Outsource where needed

  •
  Reduce suppliers by 40%

  •
  Reduction of inventory

  •
  Implement Lean Mfg in factories and in supply network

  •
  Margin improvement

  •
  Asset utilization

  •
  Cash generation

Cash Conversion Cycle	Inventory

What we said we'd do during 2002...

Profitable revenue growth			Unleashing trapped profitability
•	New product introduction	✓✓	•	Improve execution	✓
•	Increase gross margins	✓	•	R&D effectiveness	✓
•	Extend served markets	✓	•	Enhance manufacturing process	✓✓
•	Lead the market in tape	✓✓	•	Enhance development process	✓
•	Grow disk revenue	✓✓	•	Asset utilization	✓✓
•	Grow networking revenue	✓✓	•	Outsource where appropriate	✓✓
•	Enter new markets with SN6000	✓	•	Reduce suppliers by 40%	✓✓
•	Expand and extend storage services	✓✓	•	Reduction in inventory	✓✓
•	Strengthen N.A. Sales force	✓	•	Implement lean manufacturing	✓✓
•	Channel expansion	✓	•	Implement in-supply network	✓✓
•	Extend partnerships	✓	•	Margin improvement	✓
•	Grow revenue	X	•	Rationalized non-production spend	✓✓

•	Profitable revenue growth	•	Professional services expanded	•	Professional services expertise
•	Execution	•	Provide storage management	•	Storage networking
•	Productivity	•	Expand storage networking presence	•	Storage management
•	Re-claim the crown	•	Profitable revenue growth	•	"Worry-free" storage and retrieval
•	Customer first	•	Unleashing trapped profitability	•	Leader in chosen markets
•	Storage networking			•	Service and support
•	Focused disk markets
•	Partnerships & alliances

Horizon III

Becoming the Storage Experts.....

Information Lifecycle Management

Customer Environment

Customers under the highest pressure to deliver in the last 10 years

  •
  Budgets are being curtailed

  •
  Demands continue to increase 50-70% per year for data

  •
  Skilled human resource is scarce

  •
  Inefficient use of current storage resources

  •
  Ability to manage the volume and complexity is overwhelming

Why We Need to Manage Differently

  •
  Most accesses occur within the first day or two of data creation

  •
  After one week the data is rarely accessed

  •
  After 90 days the data is almost never accessed

  •
  Different solutions required for different data

        Why do we mostly treat all data on disk the same, regardless of age?

        Solution = Migration

The Data

  •
  90% of data on disk is never/seldom accessed after 90 days(1)

  •
  90% of digital data is on removable storage(2)

  •
  80% of digital data is replicated data(2)

  •
  Digital data projected to grow from 7 EB's in 2000 to 99.5 EB's in 2005(2)

  •
  Disk utilization low at 35% to 45%(3)

(1)
Horison Information Strategies

(2)
University of Berkeley

(3)
Gartner/Credit Suisse

The Storage Management Gap

Source: Strategic Resource

Storage TCO (Total Cost of Ownership)

Source: Associated Management Group, Horison

Right Data, Right Device, Right Price

Hardware only: No software, people or facilities costs.
Source: StorageTek

StorageTek's Response

        We believe we have the tools, the products, the services and the presence to address these issues, better than our competitors

Information Lifecycle Management

        "Today's data centers are complex and data protection is critical," said John McArthur, group vice president of Storage Research at IDC (September 2002). "But all data is not created equal and all companies are not equal. StorageTek has expanded its family of data protection solutions to match data protection capabilities with data value and customer investment priorities. As they deliver these solutions over the coming months, StorageTek will be a company to watch."

Information Lifecycle Management (ILM)

        ILM optimizes the cost, availability, accessibility and protection of information necessary for business efficiency.

        StorageTek provides a comprehensive set of elements that includes the industry's broadest storage hierarchy, management software and services complemented by industry partnerships and alliances.

Information Lifecycle Management

        Expanded storage hierarchy

        Scales by access time, capacity, performance & reliability

        Complemented by storage networking

Problems solved

  •
  Storage TCO

  •
  More effective management

  •
  Vendor management

Information Lifecycle Management

Problems solved

  •
  Assurance of business continuity

  •
  Storage TCO

  •
  Information accessibility

Data protection & availability

Local and/or remote

Mainframe and/or open systems

Disk to disk

  •
  Online to online

  •
  Online to inline storage

Disk to tape

Automated tape replication and mirroring

Backup and recovery

Snapshot

Information Lifecycle Management

Advanced management software

  •
  Virtualization

  •
  Data migration

  •
  Device utilization

  •
  Media management

  •
  Storage resource mgmt (SRM)

  •
  Provisioning

  •
  Policy based data mgmt

  •
  Automated data protection

  •
  Replication management

  •
  Backup & recovery

Problems solved

  •
  Storage TCO

  •
  Storage management gap

  •
  More effective management

Information Lifecycle Management

Problems solved

  •
  Scarcity of customer resources

  •
  Lack of standards and interoperability requirements

Putting it together

  •
  Business solutions

  •
  Professional services

  •
  Multi-vendor Technical Support Services (MTSS)

  •
  Management services

  •
  Interoperability assurance

  •
  Partnerships & alliances

Storage Management Software Map

Information Lifecycle Management

Online Market Opportunities

Tom Major
Vice President,
General Manager Disk Business Unit

StorageTek Disk

Source: Horison Information Strategies

StorageTek Disk

Source: Horison Information Strategies

Bladestore™

Highly Scalable ATA Based Disk Array
4-160TB's
Enterprise Reliability

Fixed Content

  •
  E-mail, surveillance, healthcare, broadcast

Disk-to-Disk Backup/Restore

Mirroring, Data Replication

General Purpose Secondary Disk Applications

  •
  ASM and other applications

StorageTek Inline Storage

Why we win

  •
  Industry's best ATA Array throughput performance

  •
  Partnerships with best in class ISV's

  •
  Veritas

  •
  Legato

  •
  Falconstor

  •
  BMC

  •
  CommVault

  •
  Etc.

  •
  Scalability and footprint

  •
  Fit to any storage architecture

  •
  SAN

  •
  NAS

  •
  DAS

Bladestore's Competitive Advantage

	Bladestore™	EMC Centerra	NetApp Nearstore
Performance	Up to 370 Mb/s	30-60 Mb/s	100 Mb/s
Infrastructure architectures	NAS, SAN, DAS	NAS	NAS
Software requirements	None	Filepool	None
Storage density	1300 GB/u	275 GB/u	350 GB/u

Bladestore™ Platform Directions

What the Industry is Saying

With Bladestore™, "StorageTek has brought to market one of the more innovative storage products in recent times."

Gartner Dataquest, October 2002

"D280 has been getting the reputation of a solid, reliable, high performance modular storage system, especially in throughput-hungry environments."

Enterprise Storage Group, October 2002

"The V2X SVA disk storage system brings an impressive set of enhancements …. to the marketplace and an equally impressive roadmap of more to come in the near term."

The Robert Frances Group, August 2002

"Bladestore™ seems to be well positioned to become a foundation product for STK as it builds these solutions."

Enterprise Storage Group, October 2002

ILM and Disk Storage Management

ILM and Replication

Mirroring

  •
  Local or remote mirrors

  •
  Failover capability

  •
  Array or network based

  •
  MVS or Open

Snapshot

  •
  Virtual, Zero-capacity Snapshot (SVA)

  •
  Point-in-time copy (D and B Series)

Vertical Partners

Health Care	Broadcast	Video Surveillance
OEM Partners	ISV Partners	ISV Partners
• Siemens	• Front Porch Digital	• Loronix
• Phillips	• SGL	• Indigo Vision
• AGFA	• SHS/Italy	• Ultrac
• VCS

Growing Revenue and Profits

Expansion of Channel reach and capability

Establish StorageTek market leadership in new Inline storage category

Aggressively market StorageTek unique value in Z-Linux environment

Exploit advantages in specific vertical markets with partners

  •
  Healthcare (PACS)

  •
  Broadcast

  •
  Video surveillance

Penetrate competitive strongholds

  •
  Migrate "secondary" data off expensive on-line disk to Bladestore™

  •
  Market and sell Information Management Capabilities, i.e., email management

Typical E-mail Storage Problem

ASM/E-mail Archive Manager Facilitates Infinite Storage Capacity

Store unlimited quantities of e-mail data (and keep it all readily accessible), by using EAM with StorageTek's ASM. ASM supports all storage media and distributed e-mail archives will still contain both messages and attachments.

Competitive Advantage

Information Lifecycle Management

History of innovation

  •
  Virtualization

  •
  Raid

  •
  SSD

Service(s)

  •
  Break/fix

  •
  Assessment, capacity planning, performance tuning, interoperability, business continuity planning

Virtual disk

  •
  Ease of management

  •
  Capacity-less copies

  •
  Business continuity

Broad family of offerings

  •
  Online price/performance

  •
  High performance, high capacity inline storage disk

Distribution

  •
  Extended reach with specialists

  •
  Strong set of partners

Source: Horison Information Strategies

Nearline Market Opportunities

Gary Francis
Corporate Vice President, General Manager
Automated Tape Solutions

Information Lifecycle Management

The Role of Tape

Characteristics

  •
  Removability

  •
  Performance

  •
  Reliability/availability

  •
  Relative cost (hardware, software, management, and environmentals) to other storage

  •
  Scalability

  •
  Capacity

  •
  Access time

  •
  Functionality

  •
  Ease of use

Elements

  •
  Virtualization

  •
  Automation

  •
  Tape drives

  •
  Storage networking

Right Data, Right Device, Right Price

Hardware only: No software, people or facilities costs.
Source: StorageTek

The Other Hidden Costs of Disk
Based on a $ per GB basis

	Disk	Tape
Mainframe Software	7	1
Open Systems Software	4	1
Combined Software	5	1
Personnel	17	1
Facilities(1)	9	1

People, software and facilities costs must be considered to understand the true cost per storage unit

(1)
Does not include power or air conditioning which would increase the delta even further.

What the Industry is Saying

"Tape will remain the No. 1 choice by IT managers for backup and archive through 2005."

Fara Yale, Gartner Dataquest, November, 2002

"The performance-sensitive segment of the market is not paying as much attention to disk as tape for backup and archiving."

Bob Abraham, Freeman Reports, April, 2002

"Tape will remain the preferred method for high-end backup and archiving for the foreseeable future."

John McArthur, IDC, November 2002

"Tape will remain the primary storage technology for backup, archive, restore and disaster recovery applications."

Salomon Smith Barney, September, 2002

ILM and Tape Drives

Automation's Contribution

StorageTek Market Position (2001)

Automation revenue

1. StorageTek	28%
2. IBM	17.9%
3. ADIC	14.9%

High-end tape drive unit shipments

1. StorageTek	55.8%
2. IBM	36.4%

Virtual tape unit shipments

1. StorageTek	53%
2. IBM	47%

Source: Gartner—Dataquest

ILM and Tape Storage Management

ILM and tape replication

Problems with Data Protection

Future Opportunities

2003

  •
  Verticals/Government/Public Sector

  •
  VSM4

  •
  9840C—fast access/high performance/industrial strength

  •
  9940B—high capacity/high performance/industrial strength

  •
  FICON—tape drives and VSM

  •
  Enhanced library management software

  •
  Library enhancements

  •
  EchoView

  •
  OEM tape drives

Future generation technology under development

  •
  Tape drives

  •
  Closer integration of disk and tape

  •
  Revolutionary automation

  •
  Storage management software

Competitive Advantage

Information Lifecycle Management

Tape SAN experts

  •
  World's largest tape SAN

Service(s)

  •
  Break/fix

  •
  Assessment, capacity planning, performance tuning, interoperability, business continuity planning

Automation scalability

  •
  10 cartridges (400GB) to 144,000 cartridges (26PB)

  •
  Drive and media flexibility

Market share

Virtual tape

  •
  Scalability

  •
  Policy management

  •
  Disaster recovery and business continuity

Tape drives

  •
  Fast access

  •
  Performance

  •
  Capacity

  •
  Duty cycle

  •
  Low cost options

Distribution channel

  •
  Extend reach

Value proposition

Information Lifecycle Management

Opportunities within Global Services

Angel Garcia
Corporate Vice President
& Vice President of Global Services

Global Services Migration

GS strategy to be enabled and delivered through alignment of engagement and delivery capabilities

STK Global Services—9 Months 2002

  •
  Double digit revenue growth: 11%

  •
  Margin improvement: 4 pts.

  •
  Major alliances: EDS, Cap Gemini

  •
  Improved capabilities, i.e., storage operating center, disaster recovery, integrated solutions, remote tools, SAN Management

  •
  Expanded services geographic breadth and depth

  —
  Eastern Europe, Latin America, Asia

  •
  Integration of global capacity and capabilities

ILM—Service Offerings

Services Market Opportunity
IDC's Worldwide Storage Services Forecast
($ Millions)

	2001	2002	2005	CAGR 02-05
Storage Consulting	2,807	3,058	4,100	10%
Implementation	5,030	5,218	7,473	13%
Management	3,583	3,642	4,615	8%
Support	9,132	9,401	10,061	2%

Total	20,552	21,319	26,249	7%
  •
  Memo—Gartner reported for 2002

  •
  Education—$1,332M

  •
  Software Services—$2,609M

  •
  Storage staffing: 3:1 vs. acquisition

  •
  Source: Gartner Dataquest

Source: IDC Worldwide and U.S. Storage Services Midyear: Forecast Update, 2002 (Doc #27930; published 8/2002)

What the Industry is Saying

Customers want to limit the number of service providers with whom they have to work.

Managed service providers with existing footprint have a dramatic advantage in winning the business.

The implementers of SAN and other complex storage solutions have a substantial advantage in winning management business.

Adam Couture, Gartner Dataquest, 2002

Hardware Support

Customer needs and trends

  •
  Reduce costs without risk or decrease in uptime

  •
  Improve stability/uptime of infrastructure

StorageTek's offering

  •
  Differentiated by providing the expertise to manage/support multiple technologies.

  •
  Maintaining benchmark StorageTek service levels

Why customers choose their provider

  •
  Expertise

  •
  Price

  •
  Reputation

Software Support

Customer needs and trends

  •
  Budgets are frozen

  •
  Most software is not fully utilized

  •
  Automation software requires complex storage management

StorageTek's offering

  •
  Minimize the complexity of the storage environment

  •
  Software support across different vendors/application

  •
  Integration with managed services

Why customers choose their provider

  •
  Expertise

  •
  Reputation

  •
  Price

Management Services

Customer needs and trends

  •
  Multiple vendors

  •
  Complexity

  •
  Limited staff resources and knowledge

  •
  Budget restraints

StorageTek's offering

  •
  Builds on current customer base

  •
  Focus on our area of expertise: Storage

  •
  Management of complex environments

  •
  Provide expert resource and tool deployment

  •
  Vendor neutral, understanding customers business needs

Why customer choose their provider

  •
  Skills

  •
  Resources

  •
  Knowledge

  •
  Industry leadership

  •
  Flexibility

  •
  Responsiveness

  •
  Single point of contact

Customer and Operations Support

Storage Services—Implementation

Customer needs and trends

  •
  Complexity of product implementation

  •
  Lack of implementation expertise and resources

  •
  No project management oversight

StorageTek's offering

  •
  Delivery of established methodology, interoperability plan and quality assurance plan with proven references

Why customers choose their provider

  •
  Consistency of delivery

  •
  Benchmark SLA's

  •
  Proven references

Storage Services—Consulting

Customer needs and trends

  •
  Limited internal expertise and resources

  •
  Multiple vendors contributing to growing IT complexity

  •
  Need to control IT environment and plan future requirements

StorageTek's offering

  •
  Specialized focus in architecture

  •
  Integration of consulting with implementation

Why customers choose their provider

  •
  Previous experience

  •
  Reputation

  •
  Quality of resources

Global Services Offerings and Business Development

StorageTek Global Services:
Expanded Capabilities

Strong basic services infrastructure

  •
  Over 2,300 service professionals worldwide

  •
  Services in over 50 countries, servicing over 22,000 customer data centers

  •
  Three customer technology centers (labs): Colorado, France and Japan

  •
  Global follow-the-sun Remote Resolution Center

High value services delivery capabilities

  •
  Main ISV certifications

  •
  Storage Operating Center that provides remote management (24x7) capabilities for server, disk, tape, SAN, automation software, etc.

  •
  Support/implement +3000 SANs worldwide

  •
  Over 1000 Professional Services engagements worldwide in the last three quarters

Services Strategy Roadmap

  •
  Drive success through ILM

  •
  Exceed market revenue growth rates

  •
  Leveraging on existing strengths—reputation, technical knowledge, partnerships, footprint

  •
  Leveraging key trends in industry, play in space we have market pull

  •
  Increase distribution capacity

  •
  Focus on gaining market share in existing clients

  •
  Margin improvement driven through service delivery improvements

Information Lifecycle Management

Unleashing Trapped Profitability

Engineering excellence continues

  •
  Design for Six Sigma

  •
  Design for manufacturability, reliability, serviceability

  •
  Capability maturity model

  •
  Outsourcing where appropriate

Lean manufacturing implemented

  •
  Inventory management

  •
  Supply chain optimization

  •
  Outsourcing manufacturing where appropriate

IT initiatives

  •
  Order to cash cycle

  •
  Prospect to order

  •
  Services billing initiative

  •
  Server rationalization

Revenue Growth Opportunities

Distribution Capacity—Direct

Direct Sales

  •
  Increased coverage ~10%

  •
  Invested in China, India, Ireland, Eastern Europe

  •
  Focus Account Executives

  —
  "Wallet share" in current customers

  —
  Hunters target new accounts

  •
  30 new ASE in operation Jan 1, 2002

  •
  Specialists—Online/Solutions, Services

  •
  Public Sector Expansion

Market Attack Teams

Telemarketing/sales

  •
  Expand sales resources

Direct sales programs

  •
  sales force automation investments

  •
  sales management, planning and account management tools

Distribution Capacity—Indirect

Indirect VAD/VAR to cover all other accounts

  •
  OEM/Global Reseller

  •
  Close new relationships

Expand vertical channels—high growth

  •
  Medical, broadcast, govt.

Telemarketing/sales

  •
  Expand sales resources

Indirect sales program investments

  •
  Simplify engagement

  •
  Product certification

  •
  Demand creation

Future Expectations

Q402—anticipate EPS to be at high end of First Call range
2003 revenue growth
• Low- to mid-single digits
• Anticipate double-digit growth when normal market returns
Gaining momentum over the competition
Value proposition—ILM
• Solving customers' problems with today's solutions
• Developing tomorrow's answers
Positioned for growth
• Organically and potentially externally
Investments in new products & solutions
Investments in distribution
Earnings growth 30% to 40% from 2002 guidance

Financial Strength for the Future

Bobby Kocol
Corporate Vice President
& Chief Financial Officer

2002 in Review—Ongoing Operational Execution

  •
  Establishing traction in revenue growth vectors

  •
  Year-over-year EPS growth for 9 consecutive quarters

  •
  Double-digit earnings growth for second straight year

  •
  Gross margin expansion

  •
  Achieving efficiencies in R&D investments

  •
  Re-balancing of operating expenses

  •
  Supply chain advancements providing 100% improvement in inventory turns

  •
  Managing inventory levels to over 10-year lows

  •
  Outsourcing for efficiency, quality and cost

  •
  Generating significant cash flow

  •
  Driving financial metrics for the long-term

Delivering on Earnings Improvement

Quarterly comparison*	Year-to-date comparison*

*
Pro Forma Results

Delivering on Margin Improvement

Gross Margins*	Operating Margins*

*
Pro Forma Results

Operational Effectiveness in Action

•    Lean Manufacturing implemented

•    Six Sigma deployed in engineering, manufacturing and other areas

•    Supplier reduction goals exceeded

•    Utilization of Supplier Logistic Centers (SLCs) for inventory control in place

•    Parts auto replenishment targets achieved

•    Card outsourcing completed

•    Manufacturing space requirements reduced

• "Staffed" depots converted to third party logistics network

Operational Improvements

Supplier Reduction	Auto-Replenishment of Parts (%)

Manufacturing Space (sf)	Staffed Depots

Operational Improvements

Inventory $	Inventory Turns

Liquidity

Cumulative Net Cash Improvements

The Outlook for 2003

Economic pressures projected to linger throughout 2003

Market Share and "Wallet" Share GAINS are the Key!

Revenue Growth Drivers—2003 and Beyond
Solutions for Our Customers

Disk AND tape is replacing Disk OR tape	Strong, clear roadmaps 9940B, VSM, D280, V2X…
Cutting-edge solutions offerings—Bladestore™, EchoView, E-mail Archive…	Expansion in vertical markets—video, medical, surveillance, broadcast

Revenue Growth Drivers—2003 and Beyond
Access to Our Customers

New addressable markets • 60% of storage service market is untapped • SAN expertise provides privilege in network arena • Open systems opportunities in tape and disk	Enhanced coverage model for "direct" distribution channel Improving "indirect" distribution channel Ability to exploit presence of emerging markets in China, India, Eastern Europe
Skilled global sales force Strength in Public Sector

Segment Revenue Performance
(Rolling 4 Quarters)

Automated Tape Solutions	Disk

Networking	Services

Investing in Technological Development

Strengthening Business Model
Provides Returns

Elements of Earnings Momentum

  Earnings leverage from incremental revenue

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  Product and channel mix

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  Pricing pressures

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  Service delivery process

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  Incremental interest income

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  Effective tax rate improvement

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  Full year benefit from 2002 efforts on

  —
  Lean Manufacturing, SLC, sourcing

  —
  Manufacturing outsourcing & capacity reductions

  —
  Continued R&D efficiencies and outsourcing savings

  •
  Benefits from balance sheet disciplines

Continued Investments to Drive
Shareholder Value

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  Incremental coverage and channel expansion

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  Service capacity and capability

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  Expansion into new markets

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  Telemarketing

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  Research and development around Information Lifecycle Management

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  Six Sigma deployment

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  System enhancements to drive administration excellence

In Pursuit of
Return of Assets beyond the Cost of Capital

A "Snapshot" Summary…

  •
  Poised to grow revenues 2003 and beyond

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  Positioned to exploit new "addressable" markets

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  Prepared to offer a complete solution for customers' problems through Information Lifecycle Management

  •
  Possess the capability and capacity to gain market share

  •
  Providing proof by delivering operational excellence

  •
  Positioned to grow earnings and continue building a strong financial base

Information Lifecycle Management

Q & A?

QuickLinks

  Exhibit 99.1
Highly Scalable ATA Based Disk Array 4-160TB's Enterprise Reliability
Strengthening Business Model Provides Returns
In Pursuit of Return of Assets beyond the Cost of Capital
Information Lifecycle Management
Q & A?